SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is November 26, 2025.

For Certain MFS® Funds

Effective December 1, 2025, the “General Waiver Category R. U.S. Bancorp Investments, Inc., (USBI) Accounts Maintained at an Omnibus Level (Class A shares only)” in the sub-section entitled “Financial Intermediary Category I” under the main heading entitled “Appendix A - Waivers and Reductions of Sales Charges” is deleted in its entirety.

MULTI-SUP-I-112625